Exhibit 99.1
Lucid Announces Fourth Quarter and Full Year 2025 Financial Results

Financial Highlights
•Delivered 5,345 vehicles in Q4 and 15,841 vehicles in 2025; up 72% compared to Q4 2024 and up 55% compared to full year 2024
•Nearly doubled production year over year and in-line with 2025 annual production guidance of approximately 18,000 vehicles despite supply chain and tariff headwinds
•Q4 2025 revenue of $522.7 million, up 123% compared to Q4 2024, and annual revenue of $1,353.8 million, up 68% compared to full year 2024
•GAAP diluted net loss per share of $(3.62) in Q4 2025 and $(12.09) in full year 2025
•Ended the quarter with approximately $4.6 billion in total liquidity
•2026 production guidance of 25,000-27,000 vehicles

Operational Highlights
•Achieved an eighth consecutive quarter of record deliveries and grew full year deliveries more than 50% year over year, with continued U.S. luxury EV share gains
•Improved execution across manufacturing and operations by ramping Lucid Gravity and reducing unit costs
•Advanced long-term growth platforms in autonomy, robotaxi development, and software while expanding global manufacturing and the Company’s sales and service footprint
•Received multiple top-tier awards for product excellence, including Car and Driver 10Best recognition for both Lucid Gravity and Lucid Air
NEWARK, CA — February 24, 2026 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced electric vehicles, today announced financial results for its fourth quarter and full year ended December 31, 2025. The earnings presentation is available on its investor relations website (https://ir.lucidmotors.com).
The Company delivered 15,841 vehicles in 2025. Lucid today also announced its 2026 annual production guidance of 25,000 – 27,000 vehicles and will continue to prudently manage and adjust production to meet sales and delivery needs.
Lucid reported fourth quarter revenue of $522.7 million and annual revenue of $1,353.8 million, ending the quarter with approximately $4.6 billion in total liquidity.
“2025 was all about execution and strategy adjustment to set Lucid up for long-term success. Against a challenging macro backdrop, we nearly doubled production, gained market share, reduced unit costs, and strengthened our financial position,” said Marc Winterhoff, Interim CEO at Lucid. “We advanced and launched our autonomy strategy, leveraging our industry‑leading technology and strong partnerships to position Lucid as an early mover in the emerging robotaxi market and to deliver differentiated autonomy capabilities to our customers in a capital‑efficient way. In 2026, our focus remains on operational and financial discipline, sustainable growth, and continued progress toward profitability, while we look forward to the production of the first of our Midsize vehicles and the deployment of the first Lucid robotaxis into commercial service with our partners.”
“Q4 marked a clear step‑change in production and unit economics. The progress we made is structural, creating a more repeatable and stable operating cadence heading into 2026,” said Taoufiq Boussaid, CFO at Lucid. “Our liquidity position remains strong, providing us with the flexibility to execute near-term objectives while investing in future growth. As we prepare for the next stage of our product and volume expansion, we are making targeted adjustments to our U.S.-based, non-manufacturing workforce to reallocate resources to support the next stage of our growth and margin progression. We remain committed to financial rigor, operational efficiency, and thoughtful capital allocation to drive long-term value creation.”

On January 5, 2026, Lucid announced preliminary production of 18,378 vehicles for full year 2025 and 8,412 vehicles for the fourth quarter of 2025. Following that announcement, management determined that 538 vehicles had not completed certain internal procedures required under its final validation process to be classified as produced. As a result, the Company is revising its reported production totals to 17,840 vehicles for full year 2025, in line with the 2025 annual production guidance of approximately 18,000 vehicles, and 7,874 vehicles for the fourth quarter of 2025. These vehicles are expected to complete the final validation process in 2026. This revision relates to the timing of when vehicles are classified as produced under the Company’s internal criteria and does not affect previously reported financial results.
Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on February 24, 2026. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The award-winning Lucid Air and Lucid Gravity deliver best-in-class performance, sophisticated design, expansive interior space and unrivaled energy efficiency. Lucid assembles both vehicles in its state-of-the-art, vertically integrated factories in Arizona and Saudi Arabia. Through its industry-leading technology and innovations, Lucid is advancing the state-of-the-art of EV technology for the benefit of all.
Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.
Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “scheduled” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding results of operations, financial outlook and condition, guidance, liquidity, capital expenditures, prospects, growth, production volumes, strategies, management, and the markets in which Lucid operates, including expectations of financial and operational metrics, projections of market opportunity, market share and product sales, plans and expectations related to commercial product launches and future programs, initiatives and products, including the Midsize program, plans and expectations on vehicle production and delivery timing and volumes, expectations regarding market opportunities and demand for Lucid’s products, the range, features, specifications, performance, production and delivery of Lucid’s vehicles and potential impact on markets, plans and expectations regarding further monetization opportunities, plans and expectations regarding Lucid’s software, technology features and capabilities, including with respect to battery and powertrain systems, plans and expectations regarding Lucid’s systems approach to the design of the vehicles, estimate of Lucid’s technology lead over competitors, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding Lucid’s liquidity runway, future capital raises and funding strategy, plans and expectations regarding future manufacturing capabilities and facilities, logistics and supply chain, studio and service center openings, sales channels and strategies, test drive, ability to mitigate supply chain and logistics risks, plans and expectations regarding expansion and construction of Lucid’s AMP-1 and AMP-2 manufacturing facilities and capabilities, including potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, Lucid’s ability to grow its brand awareness, plans and expectations regarding management transitions, the potential success of Lucid’s distribution strategy and future vehicle programs, potential automotive and strategic partnerships and their anticipated benefits, plans and expectations regarding Lucid’s ADAS/AD roadmap and robotaxi program, expectations on the technology licensing landscape, expectations on the regulatory and political environment, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, economic, market, financial, political, regulatory and legal conditions, including changes of policies, imposition or proposed imposition of tariffs, export controls, threat of a trade war, the risk of a global economic recession or other downturn, bank closures and liquidity concerns at financial institutions, and global or regional conflicts or other geopolitical events, including recent geopolitical tensions in Venezuela; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities and components, including rare-earth minerals, semiconductors and their related products, and other materials, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of Lucid’s vehicles; risks related to the uncertainty of Lucid’s projected financial and operational information; risks related to the timing of expected business milestones and commercial product launches; risks related to the construction and expansion of Lucid’s manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s business; changes in regulatory requirements, policies, and governmental incentives; changes in fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers, including its ability to realize the anticipated benefits of its transactions with Aston Martin, Uber, Nuro and NVIDIA; risks related to potential vehicle recalls; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its executive team; Lucid’s ongoing need to attract, retain, and motivate key employees, including engineering and management employees, as Lucid has undertaken multiple significant management changes in the past, including its CEO; risks related to Lucid’s outstanding redeemable convertible preferred stock; availability, reduction or elimination of, and Lucid’s ability to obtain and effectively utilize, zero emission vehicle credits, tax incentives, and other governmental and regulatory programs and incentives; Lucid’s ability to conduct equity, equity-linked or debt financings in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, features, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the cautionary language and the Risk Factors in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2025, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures and Key Business Metrics
Consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement Lucid’s consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA, adjusted net loss attributable to common stockholders (diluted), adjusted net loss per share attributable to common stockholders (diluted), and free cash flow, which are discussed below.
Adjusted EBITDA is defined as net loss attributable to common stockholders (basic) before (1) interest expense, (2) interest income, (3) provision for (benefit from) income taxes, (4) depreciation and amortization, (5) stock-based compensation, (6) restructuring charges, (7) change in fair value of common stock warrant liability, (8) change in fair value of equity securities of a related party, (9) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), (10) accretion of redeemable convertible preferred stock (related party), and (11) gain on extinguishment of debt. Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance.
Adjusted net loss attributable to common stockholders (diluted) is defined as net loss attributable to common stockholders (diluted) excluding (1) stock-based compensation, (2) restructuring charges, (3) change in fair value of common stock warrant liability, (4) change in fair value of equity securities of a related party, (5) change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party), and (6) accretion of redeemable convertible preferred stock (related party).
Lucid defines and calculates adjusted net loss per share attributable to common stockholders (diluted) as adjusted net loss attributable to common stockholders (diluted) divided by weighted-average shares outstanding attributable to common stockholders (diluted).
Lucid believes that adjusted net loss attributable to common stockholders (diluted) and adjusted net loss per share attributable to common stockholders (diluted) financial measures provide investors with useful information to evaluate performance of its business excluding items not reflecting ongoing operating activities.
Free cash flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that free cash flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of its financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of the Company’s results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	December 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$997,827	$1,606,865
Short-term investments (including $50,000 and $15,000 associated with a related party as of December 31, 2025 and 2024, respectively)	631,093	2,424,103
Accounts receivable, net (including $120,540 and $57,909 from a related party as of December 31, 2025 and 2024, respectively)	177,162	112,025
Inventory	1,109,529	407,774
Prepaid expenses	59,606	52,951
Other current assets (including nil and $34,503 associated with a related party as of December 31, 2025 and 2024, respectively)	324,434	270,218
Total current assets	3,299,651	4,873,936
Property, plant and equipment, net	3,978,132	3,262,612
Right-of-use assets	241,974	211,886
Long-term investments (including $24,259 and $57,831 associated with a related party as of December 31, 2025 and 2024, respectively)	512,241	1,050,054
Other noncurrent assets	354,983	249,443
TOTAL ASSETS	$8,386,981	$9,647,931

LIABILITIES
Current liabilities:
Accounts payable	$487,521	$133,832
Finance lease liabilities, current portion	84,222	6,788
Current portion of debt (including $467,963 and $126,417 associated with a related party as of December 31, 2025 and 2024, respectively)	671,746	126,417
Other current liabilities (including $81,580 and nil associated with a related party as of December 31, 2025 and 2024, respectively)	1,392,641	898,254
Total current liabilities	2,636,130	1,165,291
Finance lease liabilities, net of current portion	104,559	76,096
Debt, net of current portion	2,046,576	2,002,151
Other long-term liabilities (including $123,198 and $121,136 associated with related parties as of December 31, 2025 and 2024, respectively)	582,739	592,314
Derivative liabilities associated with redeemable convertible preferred stock (related party)	16,200	639,425
Total liabilities	5,386,204	4,475,277

REDEEMABLE CONVERTIBLE PREFERRED STOCK
Preferred stock 10,000,000 shares authorized as of December 31, 2025 and 2024, Series A redeemable convertible preferred stock, par value $0.0001; 100,000 shares issued and outstanding as of December 31, 2025 and 2024; liquidation preference of $1,350,441 and $1,138,825 as of December 31, 2025 and 2024, respectively (related party)	1,339,641	730,025
Preferred stock 10,000,000 shares authorized as of December 31, 2025 and 2024, Series B redeemable convertible preferred stock, par value $0.0001; 75,000 shares issued and outstanding as of December 31, 2025 and 2024; liquidation preference of $949,249 and $800,442 as of December 31, 2025 and 2024, respectively (related party)	943,849	569,817
Total redeemable convertible preferred stock	2,283,490	1,299,842

STOCKHOLDERS’ EQUITY
Common stock, par value $0.0001; 1,500,000,000 shares authorized as of December 31, 2025 and 2024; 327,451,844 and 303,221,972 shares issued and 327,366,062 and 303,136,190 shares outstanding as of December 31, 2025 and 2024, respectively(1)	33	30
Additional paid-in capital	16,337,023	16,808,291
Treasury stock, at cost, 85,782 shares at December 31, 2025 and 2024(1)	(20,716)	(20,716)
Accumulated other comprehensive income (loss)	11,692	(2,099)
Accumulated deficit	(15,610,745)	(12,912,694)
Total stockholders’ equity	717,287	3,872,812
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$8,386,981	$9,647,931
(1) The number of shares of common stock and treasury stock have been adjusted for the prior period presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2025		2024	2025	2024
Revenue (including $74,440 and $40,780 from a related party for the three months ended December 31, 2025 and 2024, and $144,034 and $174,204 for the years ended December 31, 2025 and 2024, respectively)	$522,730		$234,473	$1,353,790	$807,832

Costs and expenses
Cost of revenue	944,636		443,248	2,610,176	1,730,943
Research and development	361,007		280,285	1,211,397	1,176,453
Selling, general and administrative	281,841		243,890	1,033,970	900,952
Restructuring charges	—		—	—	20,304
Total cost and expenses	1,587,484		967,423	4,855,543	3,828,652

Loss from operations	(1,064,754)		(732,950)	(3,501,753)	(3,020,820)

Other income (expense), net
Change in fair value of common stock warrant liability	887		13,305	19,514	34,150
Change in fair value of equity securities of a related party	(7,196)		(4,898)	(15,785)	(43,057)
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	266,425		292,600	623,225	155,350
Gain on extinguishment of debt	5,405		—	121,765	—
Interest income	25,273		57,825	156,443	213,026
Interest expense (including $9,378 and $2,390 to related parties for the three months ended December 31, 2025 and 2024, and $24,250 and $6,980 for the years ended December 31, 2025 and 2024, respectively)	(33,898)		(10,271)	(95,101)	(32,923)
Other expense, net	(4,400)		(12,240)	(8,692)	(18,469)
Total other income, net	252,496		336,321	801,369	308,077
Loss before provision for (benefit from) income taxes	(812,258)		(396,629)	(2,700,384)	(2,712,743)
Provision for (benefit from) income taxes	1,762		589	(2,333)	1,199
Net loss	(814,020)		(397,218)	(2,698,051)	(2,713,942)
Accretion of redeemable convertible preferred stock (related party)	(362,779)		(239,686)	(983,648)	(347,610)
Net loss attributable to common stockholders, basic	(1,176,799)		(636,904)	(3,681,699)	(3,061,552)
Interest expense on 2026 Notes	—		—	14,309	—
Gain on extinguishment of debt	—		—	(121,765)	—
Net loss attributable to common stockholders, diluted	$(1,176,799)	$—	$(636,904)	$(3,789,155)	$(3,061,552)

Weighted-average shares outstanding attributable to common stockholders(1)
Basic	325,040,126		284,083,802	311,680,046	244,517,654
Diluted	325,040,126		284,083,802	313,400,136	244,517,654

Net loss per share attributable to common stockholders(1)
Basic	$(3.62)		$(2.24)	$(11.81)	$(12.52)
Diluted	$(3.62)		$(2.24)	$(12.09)	$(12.52)

Other comprehensive income (loss)
Net unrealized gains (losses) on investments, net of tax	$(669)		$(5,730)	$3,860	$1,942
Foreign currency translation adjustments	(752)		(9,283)	9,931	(8,891)
Total other comprehensive income (loss)	(1,421)		(15,013)	13,791	(6,949)
Comprehensive loss	(815,441)		(412,231)	(2,684,260)	(2,720,891)
Accretion of redeemable convertible preferred stock (related party)	(362,779)		(239,686)	(983,648)	(347,610)
Comprehensive loss attributable to common stockholders	$(1,178,220)		$(651,917)	$(3,667,908)	$(3,068,501)
(1) The weighted-average shares outstanding attributable to common stockholders and net loss per share attributable to common stockholders have been adjusted for the prior periods presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Cash flows from operating activities:
Net loss	$(814,020)	$(397,218)	$(2,698,051)	$(2,713,942)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	122,106	90,843	451,243	295,337
Amortization of insurance premium	8,446	7,371	35,467	33,330
Non-cash operating lease cost	14,841	7,768	47,527	30,765
Stock-based compensation	72,386	77,069	271,275	285,872
Inventory and firm purchase commitments write-downs	280,608	174,100	799,078	590,198
Change in fair value of common stock warrant liability	(887)	(13,305)	(19,514)	(34,150)
Change in fair value of equity securities of a related party	7,196	4,898	15,785	43,057
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(266,425)	(292,600)	(623,225)	(155,350)
Net accretion of investment discounts/premiums	(1,953)	(17,159)	(23,631)	(76,739)
Gain on extinguishment of debt	(5,405)	—	(121,765)	—
Other non-cash items	10,007	1,217	20,026	5,983
Changes in operating assets and liabilities:
Accounts receivable (including $(36,924) and $12,937 from a related party for the three months ended December 31, 2025 and 2024, and $(62,631) and $(22,383) for the years ended December 31, 2025 and 2024, respectively)	(39,167)	(14,678)	(65,690)	(61,279)
Inventory	(416,471)	(112,850)	(1,449,071)	(334,242)
Prepaid expenses	(9,929)	1,812	(41,972)	(16,675)
Other assets	(22,480)	(161,493)	(155,266)	(203,869)
Accounts payable	74,128	(7,808)	318,456	34,756
Other liabilities (including nil and $700 associated with a related party for the three months ended December 31, 2025 and 2024, and $2,100 and $4,900 for the years ended December 31, 2025 and 2024, respectively)	70,611	118,886	307,416	257,274
Net cash used in operating activities	(916,408)	(533,147)	(2,931,912)	(2,019,674)
Cash flows from investing activities:
Purchases of property, plant and equipment (including $(100,653) and $(108,004) from a related party for the three months ended December 31, 2025 and 2024, and $(225,864) and $(164,683) for the years ended December 31, 2025 and 2024, respectively)	(325,436)	(291,635)	(868,158)	(883,841)
Purchases of investments (including nil and $(20,000) from a related party for the three months ended December 31, 2025 and 2024, and $(30,000) and $(35,000) for the years ended December 31, 2025 and 2024, respectively)	—	(2,248,670)	(309,557)	(4,622,890)
Proceeds from maturities of investments (including nil from a related party for the three months ended December 31, 2025 and 2024, and $15,000 and nil for the years ended December 31, 2025 and 2024, respectively)	240,637	860,684	2,654,090	4,112,084
Proceeds from sale of investments	—	95,193	—	100,193
Other investing activities	86	—	2,054	—
Net cash (used in) provided by investing activities	(84,713)	(1,584,428)	1,478,429	(1,294,454)
Cash flows from financing activities:
Proceeds from issuance of Series A redeemable convertible preferred stock to a related party	—	—	—	1,000,000
Payments of issuance costs for Series A redeemable convertible preferred stock	—	(8)	—	(2,351)
Proceeds from issuance of Series B redeemable convertible preferred stock to a related party	—	—	—	750,000
Payments of issuance costs for Series B redeemable convertible preferred stock	—	(391)	—	(641)
Proceeds from issuance of common stock under 2025 Subscription Agreement	—	—	300,000	—
Payments of issuance costs for the 2025 Subscription Agreement	—	—	(278)	—
Proceeds from issuance of 2031 Notes	975,000	—	975,000	—
Payments of transaction costs for the issuance of 2031 Notes	(11,675)	—	(11,675)	—
Proceeds from issuance of 2030 Notes	—	—	1,100,000	—
Payments of transaction costs for the issuance of 2030 Notes	—	—	(18,090)	—
Purchase of capped call options	—	—	(118,250)	—
Repurchases of 2026 Notes	(748,176)	—	(1,679,609)	—
Proceeds from issuance of common stock under 2024 Underwriting Agreement, net of issuance costs	—	718,357	—	718,357
Proceeds from issuance of common stock under 2024 Subscription Agreement to a related party, net of issuance costs	—	1,025,660	—	1,025,660
Proceeds from borrowings from a related party	154,619	79,844	341,240	79,844
Repayment of borrowings to a related party	—	—	—	(25,856)
Proceeds from exercise of stock options	442	1,637	2,342	4,883
Proceeds from employee stock purchase plan	10,112	8,104	22,808	19,208
Tax withholding payments for net settlement of employee awards	(402)	(1,519)	(12,911)	(10,021)
Payments for finance lease liabilities	(1,088)	(534)	(3,510)	(3,166)
Payments for credit facility issuance costs (including $(9,216) and nil to a related party for the three months ended December 31, 2025 and 2024, and $(9,723) and $(5,625) for the years ended December 31, 2025 and 2024, respectively)	(9,216)	(186)	(9,723)	(6,244)
Net cash provided by financing activities	369,616	1,830,964	887,344	3,549,673
Net increase (decrease) in cash, cash equivalents, and restricted cash	(631,505)	(286,611)	(566,139)	235,545
Beginning cash, cash equivalents, and restricted cash	1,672,418	1,893,663	1,607,052	1,371,507
Ending cash, cash equivalents, and restricted cash	$1,040,913	$1,607,052	$1,040,913	$1,607,052

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except share and per share data)

Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net loss attributable to common stockholders, basic (GAAP)	$(1,176,799)	$(636,904)	$(3,681,699)	$(3,061,552)
Interest expense	33,898	10,271	95,101	32,923
Interest income	(25,273)	(57,825)	(156,443)	(213,026)
Provision for (benefit from) income taxes	1,762	589	(2,333)	1,199
Depreciation and amortization	122,106	90,843	451,243	295,337
Stock-based compensation	72,386	77,069	271,275	287,352
Restructuring charges	—	—	—	20,304
Change in fair value of common stock warrant liability	(887)	(13,305)	(19,514)	(34,150)
Change in fair value of equity securities of a related party	7,196	4,898	15,785	43,057
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(266,425)	(292,600)	(623,225)	(155,350)
Accretion of redeemable convertible preferred stock (related party)	362,779	239,686	983,648	347,610
Gain on extinguishment of debt	(5,405)	—	(121,765)	—
Adjusted EBITDA (non-GAAP)	$(874,662)	$(577,278)	$(2,787,927)	$(2,436,296)
Adjusted Net Loss Attributable to Common Stockholders

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net loss attributable to common stockholders, diluted (GAAP)	$(1,176,799)	$(636,904)	$(3,789,155)	$(3,061,552)
Stock-based compensation	72,386	77,069	271,275	287,352
Restructuring charges	—	—	—	20,304
Change in fair value of common stock warrant liability	(887)	(13,305)	(19,514)	(34,150)
Change in fair value of equity securities of a related party	7,196	4,898	15,785	43,057
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(266,425)	(292,600)	(623,225)	(155,350)
Accretion of redeemable convertible preferred stock (related party)	362,779	239,686	983,648	347,610
Adjusted net loss attributable to common stockholders, diluted (non-GAAP)	$(1,001,750)	$(621,156)	$(3,161,186)	$(2,552,729)
Adjusted Net Loss Per Share Attributable to Common Stockholders(1)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net loss per share attributable to common stockholders, diluted (GAAP)	$(3.62)	$(2.24)	$(12.09)	$(12.52)
Stock-based compensation	0.22	0.27	0.86	1.18
Restructuring charges	—	—	—	0.08
Change in fair value of common stock warrant liability	—	(0.05)	(0.06)	(0.14)
Change in fair value of equity securities of a related party	0.02	0.02	0.05	0.18
Change in fair value of derivative liabilities associated with redeemable convertible preferred stock (related party)	(0.82)	(1.03)	(1.99)	(0.64)
Accretion of redeemable convertible preferred stock (related party)	1.12	0.84	3.14	1.42
Adjusted net loss per share attributable to common stockholders, diluted (non-GAAP)	$(3.08)	$(2.19)	$(10.09)	$(10.44)

Weighted-average shares outstanding attributable to common stockholders, diluted	325,040,126	284,083,802	313,400,136	244,517,654
(1) The weighted-average shares outstanding attributable to common stockholders, net loss per share attributable to common stockholders and adjusted net loss per share attributable to common stockholders have been adjusted for the prior periods presented to reflect the one-for-ten (1:10) reverse stock split effected on August 29, 2025.

LUCID GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES - continued
(Unaudited)
(in thousands)

Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Net cash used in operating activities (GAAP)	$(916,408)	$(533,147)	$(2,931,912)	$(2,019,674)
Capital expenditures	(325,436)	(291,635)	(868,158)	(883,841)
Free cash flow (non-GAAP)	$(1,241,844)	$(824,782)	$(3,800,070)	$(2,903,515)